EXHIBIT 10.2
               MINERAL PROPERTY AMENDING AGREEMENT


                          THIS   AGREEMENT  dated  for  reference
November 5, 2002.


BETWEEN:

          ROBERT  GORDON  ANDERSON, Seven  Mile  Beach,
          P.O. Box 30620, Grand Cayman; and

                        (the "Optionor")


                                                         OF   THE
FIRST PART

AND:

                         BLUESTONE  VENTURES,  INC.,  a
          body corporate, duly incorporated under the laws of the State of Nevada and having an office at 8th Floor, 1006 Beach Avenue,
          Vancouver, British Columbia, V6E 1T7;

                        (the "Optionee")

                                               OF THE SECOND PART

W H E R E A S :

A. The Optionor and The Optionee entered into a Mineral Property Option Agreement dated December 15, 2000 (the "Agreement"), whereby the Optionor granted to the Optionee the exclusive right to acquire an undivided 100% undivided right, title and interest in and to the Nag Lake property located in the Thunder bay Mining District, Ontario, Canada (Claim no. TB1195902) (the "Claims");

B. The Optionor and the Optionee both desire that the Agreement be amended as set forth below;

                         NOW  THEREFORE IN CONSIDERATION  of  the
payment of ONE THOUSAND DOLLARS ($1,000.00) by the Optionee to the Optionor, the receipt and sufficiency of which is hereby acknowledged, and other good and valuable consideration, including the premises, mutual covenants and agreements herein contained, the parties hereto agree to amend the Agreement as follows:

1. Subparagraphs 5.1 (b) and (c) be and are hereby deleted in their entirety and replaced with the following:



                    Cash Payments

            (b) Pay to the Optionor a total of $250,000 in the following manner:

                         (i)          $25,000  upon execution  of
               this Agreement (the Optionor acknowledges receipt of this payment);

                        (ii)        $25,000 by October 1, 2003;

                        (iii)       $100,000 by June 1, 2004;

                        (iv)       $100,000 on June 1, 2005;

                        Expenditure Commitments

             (c) Provide funding of minimum cumulative expenditures for exploration and development work on the Claims of at least $100,000 under the direction of a qualified geologist or project engineer in the following manner:

                        (i)         $10,000 of expenditures to be
               incurred,  or  caused  to  be  incurred,  by   the
               Optionee on the Claims by August 30, 2003;

                          (ii)         No  less  than  a  further
               $30,000 of expenditures to be incurred, or caused to be incurred, by the Optionee on the Claims by August 30, 2004; and

                          (iii)        No  less  than  a  further
               $60,000 of expenditures to be incurred, or caused to be incurred, by the Optionee on the Claims by August 30, 2005."

2. All of the terms and conditions of the Agreement, except as amended or modified hereby, remain in full force and effect.

                         IN  WITNESS  WHEREOF this Agreement  has
been executed as of the day and year first above written.


                               BLUESTONE VENTURES, INC.
/s/Robert Gordon Anderson
___________________________        /s/ Edward Wong
Robert Gordon Anderson                 Edward Wong


                               Authorized Signatory